Consolidated Statements of Operations (Unaudited) - USD ($)	3 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Revenues:
Consulting fees		$ 15,000
Total revenues		15,000
Operating expenses:
Advertising and marketing	962	2,247
Professional fees	151,987	150,404
General and administrative expenses	434,862	288,433
Provision for doubtful accounts		3,325
Total operating expenses	587,811	444,409
Loss from operations	(587,811)	(429,409)
Other income (expense):
Interest income	8,077	27,187
Interest expense	(754,379)	(81,575)
Other income (expense)	(2,861)
Interest expense - related party	(37,390)	(32,968)
Total other income (expense)	(786,553)	(87,356)
Net loss	$ (1,374,364)	$ (516,765)
Basic and diluted loss per common share (in dollars per share)	$ (0.07)	$ (0.03)
Weighted average common shares outstanding (in shares)	19,366,000	18,286,435